UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due February 28, 2011

8.2
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due February 28, 2011

8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due August 28, 2009
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due August 28, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due February 26, 2010
8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due May 29, 2009
8.7	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due January 29, 2010
8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due August 30, 2012
8.9	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due August 28, 2009
8.10	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due October 30, 2009
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12
Tax Opinion of Davis Polk & Wardwell relating to 3.75% (equivalent to 15.00% per annum) Reverse Exchangeable Notes due May 30, 2008 Linked to American Depositary Shares, Each Representing One Common Share of Companhia Vale do Rio Doce

8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.14	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.15	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.16	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 27, 2009 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.17	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 27, 2009 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.18	Tax Opinion of Davis Polk & Wardwell relating to Upside Auto Callable Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.19
Tax Opinion of Davis Polk & Wardwell relating to 34.90% Reverse Exchangeable Notes due February 27, 2009 Linked to the Least Performing Common Stock in the Dow Jones Industrial Average SM (not including the common stock of JPMorgan Chase & Co.)

8.20	Tax Opinion of Davis Polk & Wardwell relating to 9.00% per annum Reverse Exchangeable Notes due March 2, 2009 Linked to the Common Stock of Exxon Mobil Corporation
8.21	Tax Opinion of Davis Polk & Wardwell relating to 5.75% (equivalent to 11.50% per annum) Reverse Exchangeable Notes due August 29, 2008 Linked to the Common Stock of Marathon Oil Corporation
8.22	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes Linked to the Common Stock of a Reference Stock Issuer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: February 28, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due February 28, 2011

8.2
Tax Opinion of Davis Polk & Wardwell relating to Index Basket Knock-Out Notes Linked to an Equally Weighted Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due February 28, 2011

8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due August 28, 2009
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due August 28, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due February 26, 2010
8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due May 29, 2009
8.7	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due January 29, 2010
8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due August 30, 2012
8.9	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the MSCI EAFE® Index due August 28, 2009
8.10	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Knock-Out Notes Linked to the S&P 500® Index and the Russell 2000® Index due October 30, 2009
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 30, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12
Tax Opinion of Davis Polk & Wardwell relating to 3.75% (equivalent to 15.00% per annum) Reverse Exchangeable Notes due May 30, 2008 Linked to American Depositary Shares, Each Representing One Common Share of Companhia Vale do Rio Doce

8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.14	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.15	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.16	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 27, 2009 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.17	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 27, 2009 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.18	Tax Opinion of Davis Polk & Wardwell relating to Upside Auto Callable Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.19
Tax Opinion of Davis Polk & Wardwell relating to 34.90% Reverse Exchangeable Notes due February 27, 2009 Linked to the Least Performing Common Stock in the Dow Jones Industrial Average SM (not including the common stock of JPMorgan Chase & Co.)

8.20	Tax Opinion of Davis Polk & Wardwell relating to 9.00% per annum Reverse Exchangeable Notes due March 2, 2009 Linked to the Common Stock of Exxon Mobil Corporation
8.21	Tax Opinion of Davis Polk & Wardwell relating to 5.75% (equivalent to 11.50% per annum) Reverse Exchangeable Notes due August 29, 2008 Linked to the Common Stock of Marathon Oil Corporation
8.22	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes Linked to the Common Stock of a Reference Stock Issuer